Acquisition after balance sheet date	12 Months Ended
Dec. 31, 2016
Business Combinations [Abstract]
Subsequent Event, Pro Forma Business Combinations or Disposals [Text Block]
26. Acquisition after balance sheet date

On January 3, 2017, the Partnership closed the acquisition of a 51% ownership interest in Höegh LNG Colombia Holding Ltd., the owner of the companies that own and operate the Höegh Grace, pursuant to a contribution, purchase and sale agreement that the Partnership entered into with Höegh LNG on December 1, 2016. The total cash consideration was $91.8 million, excluding the working capital adjustment. On January 1, 2017, the Partnership entered into an agreement with Höegh LNG, under which Höegh LNG granted to the Partnership the authority to make decisions about operations of the companies that own and operate the Höegh Grace from January 1, 2017 to the closing date of the acquisition. As a result, the Partnership will record the results of the companies that own and operate the Höegh Grace in its consolidated income statement from January 1, 2017.

The Höegh Grace was constructed by HHI and was delivered to Höegh LNG on March 30, 2016. On November 1, 2014, Höegh LNG FSRU IV Ltd., a Cayman Islands company, which owns the Höegh Grace, entered into an International Leasing Agreement (“ILA”) with Sociedad Portuaria El Cayao S.A. E.S.P (“SPEC” or the “charterer”) for the lease of the Höegh Grace. The Höegh Grace will serve as a LNG import terminal in Cartagena, on the Atlantic coast of Colombia. The non cancellable charter period is 10 years. The initial term of the charter is 20 years. However, the Charterer and the Höegh LNG FSRU IV Ltd. have an unconditional option to cancel the charter after 10 and 15 years without penalty. However, if SPEC waives its right to terminate in year 10 within a certain deadline, Höegh LNG FSRU IV will not be able to exercise its right to terminate in year 10. The lease commenced in December 2016. On November 1, 2014 Höegh LNG also entered into an Operation and Service Agreement (“OSA”) with SPEC to operate and provide certain services for the Höegh Grace for SPEC for the duration of the ILA. The Höegh Grace commenced on its long-term time charter with SPEC in December 2016.

Under terms of the Höegh LNG Colombia Holding Ltd.'s memorandum and articles of association, the Partnership will have control over the Höegh Grace entities through the Partnership’s ownership of 51% of the equity interest of Höegh LNG Colombia Holding Ltd. As a result, the Partnership will account for the acquisition of the 51% interest in the Höegh Grace entities as a business combination. The purchase price of the acquisition will be allocated to the identifiable fair values allocated to each class of identifiable assets acquired.

Under the purchase method of accounting when control is obtained, the noncontrolling interest is required to be measured at its fair value at the acquisition date. Management has concluded that the pro-rata values of the controlling and noncontrolling interests are the same. The fair value of the consideration transferred and the fair value of the 49% interest of the noncontrolling interest will be allocated to assets acquired and liabilities assumed as of the acquisition date with any remaining unallocated amount recognized as goodwill.

The Partnership is in the process of finalizing the accounting for the acquisition and allocation of the purchase price of the acquisition to identifiable assets acquired and liabilities assumed have not been concluded upon by management. Therefore the Partnership has not provided a preliminary purchase price allocation or the unaudited pro forma information related to revenue and net income assuming the acquisition of the Höegh Grace entities occurred as of January 1, 2014. Additional business combination disclosures will be presented in the Partnership’s next available interim report.